                                                                  EXHIBIT 4.2(b)

                              CROSS-REFERENCE SHEET



TIA Sections                                              Indenture Sections
------------                                              ------------------
Section 310(a) .......................................    7.10
           (b) .......................................    7.10
Section 311(a) .......................................    7.11
           (b) .......................................    7.11
Section 312(a) .......................................    2.06
           (b) .......................................    12.03
           (c) .......................................    12.03
Section 313(a) .......................................    7.06
           (b) .......................................    7.06; 10.03(d)
           (c) .......................................    7.06
           (d) .......................................    7.06
Section 314(a) .......................................    4.02; 4.09
           (b) .......................................    10.02
           (c) .......................................    12.04
           (d) .......................................    10.03(d); 10.04; 10.05
           (e) .......................................    12.05
Section 315(a) .......................................    7.01(b)
           (b) .......................................    7.05
           (c) .......................................    7.01(a)
           (d) .......................................    7.01(c)
           (e) .......................................    6.11
Section 316(a)(1)(A) .................................    6.05; 7.02(f)
           (a)(1)(B) .................................    6.04
           (b) .......................................    6.07
           (c) .......................................    9.04(b)
Section 317(a)(1) ....................................    6.08
           (a)(2) ....................................    6.09
           (b) .......................................    2.05
Section 318(a) .......................................    12.01


Note: The Cross-Reference Sheet shall not for any purpose be deemed to be a part of the Indenture.